MERRILL LYNCH
FUNDAMENTAL
GROWTH
FUND, INC.

[FUND LOGO]
STRATEGIC
         Performance

Quarterly Report
November 30, 1997

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Fundamental
Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                             #16465 -- 11/97

[RECYCLE LOGO]
Printed on post-consumer recycled paper



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.

DEAR SHAREHOLDER

For the quarter ended November 30, 1997, total returns for Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +4.49%, +4.13%, +4.19% and +4.40%, respectively, underperforming the +6.67% total return for the unmanaged Standard & Poor's 500 Index (S&P 500). However, the total returns of each of the Fund's classes of shares significantly outperformed the Lipper Analytical Services' Growth Fund Average return of +3.25% for the November quarter. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3 - 5 of this report to shareholders.)

During November, the common share prices of many of the Fund's investment holdings in technology and oil service and equipment companies declined significantly. The uncertainties about possible declines in the Asian economies may have been caused by austerity programs being agreed to by various governments in response to financial market dislocations. These uncertainties appear to have resulted in investor concerns about earnings prospects for the major companies in the telecommunications equipment, computer, computer software and oil services industries and the subsequent declines of the common share prices of many companies in these industries. The share price declines of three of the top ten holdings of Merrill Lynch Fundamental Growth Fund, Inc. -- COMPAQ Computer Corp., Intel Corp. and Citicorp -- were significant negatives during the November quarter. However, the seven remaining top ten holdings experienced share price appreciation which was substantially above the total returns on the Fund's shares for the November quarter. (See page 9 of this report for complete listings of the Fund's ten largest industries and holdings.)

On a year-to-date comparison, the Fund's shareholder net returns continue to exceed both the Lipper Analytical Services' Growth Funds average and the unmanaged S&P 500. We continue to have a positive outlook for the US equity market. In our opinion, the business dislocations for most US-based companies as a result of the Asian economic problems are not likely to be substantial or prolonged in duration. Also, many US companies may benefit from lower costs of goods which they manufacture in Asian facilities. We view the stock price declines resulting from concerns about Asian economic problems as an investment opportunity.

The Environment
The domestic business environment does not appear to us to have changed much since the end of the August quarter. Consumer spending continues at a slow growth pace in the United States with the service sectors, including entertainment and health care, presenting the strongest growth rates. The most rapid growth can be seen in commercial capital spending, with the build-out of new digital wireless and wireline communications infrastructure, and spending on networked computer systems and software.

The rate of growth of corporate profits on a year-to-year comparison appears to have increased in the third calendar quarter as compared to the prior quarter. Corporate cash flow seems positive for continued capital spending on technology and telecommunications, which we expect to enhance operational capabilities and productivity. The reduction in capital gains tax rates appears to be a factor in relatively strong consumer demand for computers, pleasure boats and pleasure aircraft. When the reduced household income tax withholding starts in January 1998, we expect to see an increase in the rate of growth of consumer spending on general merchandise. Consequently, we foresee a favorable US economic environment in 1998 with an overall positive return on US stock investments.

Investment Strategy
During the quarter ended November 30, 1997, we focused primarily on large-capitalization, high-quality growth companies where we believed managements had the experience and financial resources to grow earnings at above-average rates. We preferred organizations with value-added products and services. However, we also invested in organizations where managements are likely to provide improving returns and earnings from reorganization and restructuring. Our perspective on the majority of the Fund's companies was global in terms of the potential for geographic growth of markets as well as the role of foreign-based competitors.

The Fund's significant weightings in companies in the communications equipment, computers, electronics and oil services industries detracted from otherwise very good investment returns during the November quarter. The primary reason for these stock price declines appears related to concerns over significant potential declines in earnings from declines in sales to Asian customers. We believe that these expectations are too negative. The only significant change in the weighting of industry sectors during the November quarter was the increase in the banking and financial sector from 7.3% of net assets at the end of the August quarter to 10% of net assets on November 30, 1997. We anticipate that world economic growth rates will subside in 1998 as the International Monetary Fund works with the policymakers of major Asian countries to stabilize financial and currency markets through policy changes. These developments are likely to reduce real economic growth rates over the near term. We believe that these changes will bring down interest rates on a global basis and benefit the banking and financial sector.

We added four companies to the portfolio during the November quarter. Guidant Corp. is one of the leading developers and marketers of high technology medical devices. We anticipated an acceleration in earnings growth from a successful new product launch and a subsequent increase in the stock's valuation. We added Mattel, Inc. in response to the attractive valuation relative to a potential rise in the rate of growth of earnings from restructuring of manufacturing and distribution. Also, the corporation could benefit from a significant reduction in manufacturing costs from the depreciation of Asian currencies in markets where the company has meaningful manufacturing operations. We added Mellon Bank Corp. in response to the attractive valuation and the potential for above-average earnings growth as this financial service company continues to develop fee-based businesses through acquisitions and internal growth. We added Unilever N.V. as a result of its attractive valuation relative to the potential for management to increase earnings from the restructuring and rationalization of this global consumer products company.

In Conclusion
We continue to have a positive outlook for investment opportunity in the US equity markets. We thank you for your investment in Merrill Lynch Fundamental Growth Fund, Inc., and we look forward to updating you on our investment strategy and outlook in our upcoming semi-annual report.

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/LAWRENCE R. FULLER
Lawrence R. Fuller
Senior Vice President and Portfolio Manager

January 6, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.) If you were a Class B shareholder prior to October 21, 1994, your Class B Shares were redesignated to Class C Shares on October 21, 1994.

[bullet] Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                             % Return Without    % Return With
                               Sales Charge       Sales Charge**
Class A Shares*
Year Ended 9/30/97               +38.40%            +31.13%
Inception (10/21/94)
through 9/30/97                  +28.73             +26.39
 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

                                % Return            % Return
                              Without CDSC         With CDSC**
Class B Shares*
Year Ended 9/30/97               +37.04%            +33.04%
Inception (10/21/94)
through 9/30/97                  +27.42             +27.00
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                                % Return           % Return
                              Without CDSC         With CDSC**
Class C Shares*
Year Ended 9/30/97               +37.06%            +36.06%
Inception (12/24/92)
through 9/30/97                  +15.77             +15.77
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                             % Return Without    % Return With
                                Sales Charge      Sales Charge**
Class D Shares*
Year Ended 9/30/97               +38.09%            +30.84%
Inception (12/24/92)
through 9/30/97                  +16.67             +15.36
 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.




Performance Summary -- Class A Shares

                               Net Asset Value        Capital Gains
Period Covered            Beginning       Ending       Distributed    Dividends Paid*     % Change**
10/21/94 -- 12/31/94        $ 9.99        $ 9.62         $0.255           $0.051            - 0.54%
1995                          9.62         12.61             --            0.259            +33.75
1996                         12.61         13.77          0.628            0.620            +19.05
1/1/97 -- 11/30/97           13.77         18.15             --               --            +31.81
                                                   Total $0.883     Total $0.930
                                                   Cumulative total return as of 11/30/97: +108.74%**
 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.



Performance Summary -- Class B Shares

                               Net Asset Value        Capital Gains
Period Covered            Beginning       Ending       Distributed    Dividends Paid*     % Change**
10/21/94 -- 12/31/94        $ 9.85        $ 9.46         $0.255          $0.051             - 0.76%
1995                          9.46         12.28             --           0.259             +32.53
1996                         12.28         13.31          0.628           0.523             +17.71
1/1/97 -- 11/30/97           13.31         17.38             --              --             +30.58
                                                   Total $0.883    Total $0.833
                                                   Cumulative total return as of 11/30/97: +102.17%**
 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of sales charge; results would be lower if sales charge was deducted.




Performance Summary -- Class C Shares

                               Net Asset Value        Capital Gains
Period Covered            Beginning       Ending       Distributed    Dividends Paid*     % Change**
12/24/92 -- 12/31/92        $10.00        $ 9.92            --               --            - 0.80%
1993                          9.92         10.43            --               --            + 5.14
1994                         10.43          9.46          $0.255           $0.051          - 6.28
1995                          9.46         12.28            --              0.259          +32.53
1996                         12.28         13.34           0.628            0.495          +17.73
1/1/97 -- 11/30/97           13.34         17.42            --               --            +30.58
                                                    Total $0.883     Total $0.805
                                                   Cumulative total return as of 11/30/97: +99.17%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of sales charge; results would be lower if sales charge was deducted.




Performance Summary -- Class D Shares

                               Net Asset Value        Capital Gains
Period Covered            Beginning       Ending       Distributed    Dividends Paid*     % Change**
12/24/92 -- 12/31/92        $10.00        $ 9.92            --              --              - 0.80%
1993                          9.92         10.51            --              --              + 5.95
1994                         10.51          9.61         $0.255           $0.051            - 5.56
1995                          9.61         12.58            --             0.259            +33.58
1996                         12.58         13.71          0.628            0.598            +18.69
1/1/97 -- 11/30/97           13.71         18.03            --              --              +31.51
                                                   Total $0.883     Total $0.908
                                                   Cumulative total return as of 11/30/97: +106.95%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




                                                                                                            12 Month    3 Month
                                                                   11/30/97      8/31/97      11/30/96      % Change   % Change
ML Fundamental Growth Fund, Inc. Class A Shares*                    $18.15       $17.37        $15.57      +21.86%(1)   +4.49%
ML Fundamental Growth Fund, Inc. Class B Shares*                     17.38        16.69         15.01      +21.22(1)    +4.13
ML Fundamental Growth Fund, Inc. Class C Shares*                     17.42        16.72         15.01      +21.49(1)    +4.19
ML Fundamental Growth Fund, Inc. Class D Shares*                     18.03        17.27         15.50      +21.63(1)    +4.40
Standard & Poor's 500 Index**                                       955.40       899.47        757.02      +26.21       +6.22
ML Fundamental Growth Fund, Inc. Class A Shares -- Total Return*                                           +27.09(2)    +4.49
ML Fundamental Growth Fund, Inc. Class B Shares -- Total Return*                                           +25.75(3)    +4.13
ML Fundamental Growth Fund, Inc. Class C Shares -- Total Return*                                           +25.77(4)    +4.19
ML Fundamental Growth Fund, Inc. Class D Shares -- Total Return*                                           +26.68(5)    +4.40
Standard & Poor's 500 Index -- Total Return**                                                              +28.50       +6.67
  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ** An unmanaged broad-based Index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1) Percent change includes reinvestment of $0.628 per share capital gains distributions.
(2) Percent change includes reinvestment of $0.620 per share ordinary income dividends and $0.628 per share capital gains distributions.
(3) Percent change includes reinvestment of $0.523 per share ordinary income dividends and $0.628 per share capital gains distributions.
(4) Percent change includes reinvestment of $0.495 per share ordinary income dividends and $0.628 per share capital gains distributions.
(5) Percent change includes reinvestment of $0.598 per share ordinary income dividends and $0.628 per share capital gains distributions.





Merrill Lynch Fundamental Growth Fund, Inc.                                                                  November 30, 1997

SCHEDULE OF INVESTMENTS

                              Shares                                                                                  Percent of
Industries                     Held                        Stocks                            Cost           Value     Net Assets

Advertising                   75,000   Interpublic Group of Companies, Inc.            $  2,084,537    $  3,595,313      0.7%

Banking & Financial          120,000   Banc One Corp.                                     5,616,201       6,165,000      1.3
                             170,000   BankAmerica Corp.                                 12,322,915      12,410,000      2.6
                             110,000   Citicorp                                          14,427,164      13,193,125      2.7
                             165,000   Mellon Bank Corp.                                  8,941,487       9,353,438      1.9
                             125,000   State Street Boston Corp.                          5,611,432       7,437,500      1.5
                                                                                       ------------    ------------    ------
                                                                                         46,919,199      48,559,063     10.0

Beverages                     70,000   The Coca-Cola Co.                                  3,760,705       4,375,000      0.9

Communications                75,000   Cisco Systems, Inc.                                5,397,982       6,464,062      1.3
Equipment                    375,000   FORE Systems, Inc.                                 8,522,573       6,468,750      1.3
                              75,000   Lucent Technologies, Inc.                          5,552,064       6,009,375      1.2
                             200,000   Newbridge Networks Corp.                           8,383,528       8,425,000      1.8
                             125,000   Northern Telecom Ltd.                             10,518,737      11,226,562      2.3
                             200,000   Telefonaktiebolaget LM Ericsson (ADR)(a)           7,985,741       8,075,000      1.7
                                                                                       ------------    ------------    ------
                                                                                         46,360,625      46,668,749      9.6

Computers                    300,000   COMPAQ Computer Corp.                             11,398,053      18,731,250      3.9
                              40,000   Hewlett-Packard Co.                                2,192,800       2,442,500      0.5
                                                                                       ------------    ------------    ------
                                                                                         13,590,853      21,173,750      4.4

Cosmetics                    100,000   The Gillette Co.                                   7,495,792       9,231,250      1.9
                              20,000   International Flavors & Fragrances Inc.              973,375         963,750      0.2
                                                                                       ------------    ------------    ------
                                                                                          8,469,167      10,195,000      2.1

Electrical Equipment          30,000   Emerson Electric Co.                               1,226,140       1,650,000      0.3
                             220,000   General Electric Co.                              10,464,489      16,225,000      3.4
                              50,000   Honeywell, Inc.                                    3,741,630       3,275,000      0.7
                                                                                       ------------    ------------    ------
                                                                                         15,432,259      21,150,000      4.4

Electronics                  185,000   Intel Corp.                                       13,413,643      14,360,625      3.0

Energy                       140,000   El Paso Natural Gas Co.                            6,632,053       8,592,500      1.8
                             200,000   Enron Corp.                                        8,433,697       7,750,000      1.6
                                                                                       ------------    ------------    ------
                                                                                         15,065,750      16,342,500      3.4

Entertainment                130,000   Viacom, Inc. (Class A)                             6,082,341       4,517,500      0.9
                              75,000   The Walt Disney Co.                                5,383,158       7,120,313      1.5
                                                                                       ------------    ------------    ------
                                                                                         11,465,499      11,637,813      2.4

Financial Services           110,000   American Express Company                           8,842,497       8,676,250      1.8
                             285,000   Federal National Mortgage Association             12,180,789      15,051,563      3.1
                             300,000   Travelers Group Inc.                              11,156,398      15,150,000      3.1
                                                                                       ------------    ------------    ------
                                                                                         32,179,684      38,877,813      8.0

Food                          60,000   ConAgra Inc.                                       1,334,300       2,156,250      0.4
                              30,000   Wrigley (Wm.) Jr. Co. (Class B)                    1,890,550       2,373,750      0.5
                                                                                       ------------    ------------    ------
                                                                                          3,224,850       4,530,000      0.9

Food Merchandising           175,000   Albertson's, Inc.                                  6,733,739       7,765,625      1.6
                             150,000   Meyer (Fred), Inc.                                 2,851,086       5,081,250      1.0
                                                                                       ------------    ------------    ------
                                                                                          9,584,825      12,846,875      2.6

Hotel                         20,000   Marriott International, Inc.                         994,115       1,448,750      0.3

Household Products           120,000   Colgate-Palmolive Co.                              8,092,210       8,017,500      1.7
                              20,000   Kimberly-Clark Corporation                         1,078,644       1,041,250      0.2
                             100,000   Procter & Gamble Co.                               5,346,649       7,631,250      1.6
                              45,000   Unilever N.V. (NY Registered Shares)               2,568,609       2,612,813      0.5
                                                                                       ------------    ------------    ------
                                                                                         17,086,112      19,302,813      4.0

Information                  250,000   First Data Corp.                                   9,431,215       7,078,125      1.5
Processing

Insurance                     10,000   Aetna Inc.                                           822,491         753,750      0.1
                              47,500   American International Group, Inc.                 3,603,647       4,788,594      1.0
                                                                                       ------------    ------------    ------
                                                                                          4,426,138       5,542,344      1.1

Leisure                      115,000   Polygram N.V. (NY Registered Shares)               5,983,544       5,893,750      1.2

Medical -- Technology        125,000   Boston Scientific Corp.                            7,080,271       5,648,437      1.2
                              25,000   Guidant Corp.                                      1,609,790       1,606,250      0.3
                              70,000   Johnson & Johnson                                  2,915,118       4,405,625      0.9
                                                                                       ------------    ------------    ------
                                                                                         11,605,179      11,660,312      2.4

Oil Services                 210,000   Baker Hughes, Inc.                                 8,364,742       8,793,750      1.8
                             240,000   Diamond Offshore Drilling, Inc.                    8,892,889      11,970,000      2.5
                             165,000   Schlumberger Ltd.                                  9,351,028      13,581,562      2.8
                                                                                       ------------    ------------    ------
                                                                                         26,608,659      34,345,312      7.1

Pharmaceuticals              165,000   Amgen, Inc.                                        7,109,486       8,435,625      1.8
                             110,000   Bristol-Myers Squibb Co.                           9,407,947      10,298,750      2.1
                              60,000   Merck & Co., Inc.                                  4,447,361       5,673,750      1.2
                              75,000   Pfizer, Inc.                                       3,180,350       5,456,250      1.1
                                                                                       ------------    ------------    ------
                                                                                         24,145,144      29,864,375      6.2

Photography                   25,000   Eastman Kodak Co.                                  1,602,338       1,515,625      0.3

Pollution Control             20,000   Waste Management Inc.                                591,174         492,500      0.1

Restaurant                    25,000   McDonald's Corp.                                   1,141,245       1,212,500      0.3

Retail Specialty             165,000   CVS Corporation                                    9,252,392      10,951,875      2.3
                             250,000   Staples Inc.                                       6,482,815       7,046,875      1.4
                             325,000   Walgreen Co.                                       8,120,299      10,460,937      2.2
                                                                                       ------------    ------------    ------
                                                                                         23,855,506      28,459,687      5.9

Retail Stores                350,000   Wal-Mart Stores, Inc.                             11,504,809      13,978,125      2.9

Software -- Computer         160,000   Baan Company, N.V. (US Registered Shares)          9,147,950      11,390,000      2.3
                              30,000   Microsoft Corp.                                    3,328,750       4,243,125      0.9
                             270,000   Oracle Corp.                                       8,992,505       8,977,500      1.9
                             130,000   SAP AG (Systeme, Anwendungen, Produkte
                                       in der Datenverarbeitung) (ADR) (a)                7,936,625      13,227,500      2.7
                                                                                       ------------    ------------    ------
                                                                                         29,405,830      37,838,125      7.8

Toys                         175,000   Mattel, Inc.                                       6,563,982       7,010,937      1.4

Travel & Lodging              50,000   Carnival Corporation (Class A)                     1,757,860       2,703,125      0.6
                                                                                       ------------    ------------    ------
                                       Total Stocks                                     398,254,446     462,658,906     95.5

                              Face
                             Amount    Short-Term Securities

Commercial               $18,954,000   General Motors Acceptance Corp.,
Paper*                                 5.75% due 12/01/1997                              18,947,945      18,947,945      3.9
                           3,000,000   International Securitization Corp.,
                                       5.62% due 12/01/1997                               2,999,064       2,999,064      0.7
                                                                                       ------------    ------------    ------
                                       Total Short-Term Securities                       21,947,009      21,947,009      4.6
                                                                                       ------------    ------------    ------
Total Investments                                                                      $420,201,455     484,605,915    100.1
                                                                                       ============
Liabilities in Excess of Other Assets                                                                      (248,369)    (0.1)
                                                                                                       ------------    ------
Net Assets                                                                                             $484,357,546    100.0%
                                                                                                       ============    ======
Net Asset Value:         Class A -- Based on net assets of $65,129,145
                         and 3,589,335 shares outstanding                                              $      18.15
                                                                                                       ============
                         Class B -- Based on net assets of $268,380,129
                         and 15,440,340 shares outstanding                                             $      17.38
                                                                                                       ============
                         Class C -- Based on net assets of $83,130,843
                         and 4,772,592 shares outstanding                                              $      17.42
                                                                                                       ============
                         Class D -- Based on net assets of $67,717,429
                         and 3,755,998 shares outstanding                                              $      18.03
                                                                                                       ============
  * Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a) American Depositary Receipts (ADR).




PORTFOLIO INFORMATION

Ten Largest Holdings                             Percent of
(Equity Investments)                             Net Assets

COMPAQ Computer Corp.                               3.9%
General Electric Co.                                3.4
Travelers Group Inc.                                3.1
Federal National Mortgage Association               3.1
Intel Corp.                                         3.0
Wal-Mart Stores, Inc.                               2.9
Schlumberger Ltd.                                   2.8
SAP AG (Systeme, Anwendungen, Produkte
   in der Datenverarbeitung) (ADR)                  2.7
Citicorp                                            2.7
BankAmerica Corp.                                   2.6


Ten Largest Industries                           Percent of
(Equity Investments)                             Net Assets

Banking & Financial                                10.0%
Communications Equipment                            9.6
Financial Services                                  8.0
Software -- Computer                                7.8
Oil Services                                        7.1
Pharmaceuticals                                     6.2
Retail Specialty                                    5.9
Computers                                           4.4
Electrical Equipment                                4.4
Household Products                                  4.0


Equity Portfolio Changes for the
Quarter Ended November 30, 1997

Additions
Guidant Corp.
Mattel, Inc.
Mellon Bank Corp.
Unilever N.V. (NY Registered Shares)



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Steven B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Lawrence R. Fuller, Senior Vice President and
   Portfolio Manager
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863